Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated October 17, 2023 to the current statutory prospectus, initial summary prospectus and updating summary prospectus for Investment Edge® 21.0

This Supplement modifies certain information in the above-referenced prospectus, initial summary prospectus and updating summary prospectus (together the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The prospectus, initial summary prospectus and updating summary prospectus are hereby incorporated by reference, respectively. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus.

(1)	Change to Spousal continuation option:

Effective November 13, 2023, subject to regulatory and other necessary approvals, the following hereby replaces the corresponding paragraph in “Purchasing the Contract” section of the Prospectus:

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for single owner contracts, the surviving spouse must be the sole primary beneficiary and must be age 95 or younger. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules. Spousal continuation is discussed in the “Benefits available under the contract” section.

Effective immediately the following hereby replaces the corresponding paragraphs in “Payment of Death Benefit” in the “Benefits available under the contract” section of the Prospectus:

Spousal continuation

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 95 or younger as of the date of the deceased spouse’s death to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

For single owner NQ contracts with a sole spousal beneficiary where Income Edge or Income Edge Early Retirement Option has not been elected or, if elected, payments have not yet begun, the sole spousal beneficiary can (1) take the death benefit as a lump sum payment within five years of the deceased owner’s death; (2) annuitize within one year; (3) continue the contract under the Spousal continuation (if eligible per the age restriction); (4) continue the contract under the Beneficiary continuation option; or (5) elect Income Edge Beneficiary Advantage. If the Return of Premium death benefit, if any, was greater than the account value on the date of claim, then we will reset the account value to equal the Return of Premium death benefit.

Additionally, the following hereby replaces the corresponding bulleted paragraph in “Payment of Death Benefit” in the “Benefits available under the contract” section of the Prospectus:

•	The Return of Premium death benefit, if any, will remain in effect if on the date of the deceased owner’s death the sole spousal beneficiary is 75 or younger. For details of how we calculate charges for the Return of Premium death benefit under spousal continuation, see “Return of Premium death benefit charge” in “Charges and expenses”.

(2)	Variable Investment Options no longer offered

The following Variable Investment Options will no longer be available for investments for applications signed on or after November 13, 2023, subject to regulatory and other necessary approvals:

•	Delaware VIP® Emerging Markets Series

•	First Trust Multi Income Allocation Portfolio

•	Franklin Allocation VIP Fund

•	MFS® Investors Trust Series

•	Putnam VT Global Asset Allocation Fund

(3)	New Variable Investment Options

Effective on or about November 13, 2023, subject to regulatory and other necessary approvals, the following Variable Investment Options will be available for investment:

•	EQ/American Century Moderate Growth Allocation Portfolio

•	EQ/Goldman Sachs Growth Allocation Portfolio

•	EQ/Goldman Sachs Mid-Cap Value Portfolio

•	EQ/Goldman Sachs Moderate Growth Allocation Portfolio

•	EQ/Intermediate Corporate Bond Portfolio

•	EQ/Invesco Comstock Portfolio

•	EQ/JPMorgan Growth Allocation Portfolio

•	EQ/Long Term Bond Portfolio

•	Invesco V.I. Main Street Mid Cap Fund®

Therefore, the following information has been added to the “Appendix: Portfolio Companies available under the contract” in the Prospectus:

Affiliated Portfolio Companies:

		Current Expenses		Average Annual Total Returns (as of 12/31/2022)
TYPE	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable			1 year	5 year	10 year
AssetAllocation	EQ/American Century Moderate Growth AllocationΔ – EIMG; American Century Investment Management, Inc.	1.15	%^	-17.28%	—	—
AssetAllocation	EQ/Goldman Sachs Growth AllocationΔ – EIMG; Goldman Sachs Asset Management L.P.	1.15	%^	-15.46%	—	—
Equity	EQ/Goldman Sachs Mid Cap Value – EIMG; Goldman Sachs Asset Management L.P.	1.09	%^	-10.60%	—	—
AssetAllocation	EQ/Goldman Sachs Moderate Growth AllocationΔ – EIMG; Goldman Sachs Asset Management L.P.	1.15	%^	-15.76%	1.77%	—
FixedIncome	EQ/Intermediate Corporate Bond – EIMG; AllianceBernstein L.P.	0.65	%^	—	—	—
Equity	EQ/Invesco Comstock – EIMG; Invesco Advisers, Inc.	1.00	%^	0.49%	7.75%	10.75%
AssetAllocation	EQ/JPMorgan Growth AllocationΔ – EIMG; J.P. Morgan Investment Management Inc.	1.15	%^	-13.50%	3.22%	—
FixedIncome	EQ/Long-Term Bond – EIMG	0.65	%^	-27.31%	—	—

^	This Portfolio’s annual expenses reflect temporary fee reductions.
Δ

Certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified in the chart by a “Δ”. Any such unaffiliated Portfolio is not identified in the chart. See “Portfolios of the Trusts” for more information regarding volatility management.

Unaffiliated Portfolio Companies:

		Current Expenses	Average Annual Total Returns (as of 12/31/2022)
TYPE	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable		1 year	5 year	10 year
Equity	Invesco V.I. Main Street Mid Cap Fund® – Invesco Advisers, Inc.	1.18%	-14.45%	4.82%	7.72%

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Cat #800090
IE 21 EFLIC/IE 21 EFLOA NB/In Force	#391962